                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549



                                   Form 8-K

                                CURRENT REPORT



    PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



                      Date of Report:  September 7, 1995



                                 PACIFIC BELL



A California                 Commission File                I.R.S. Employer
Corporation                     No. 1-1414                   No. 94-0745535



            140 Montgomery Street, San Francisco, California 94105





                        Telephone Number (415) 542-9000

Form 8-K                                                          Pacific Bell
September 7, 1995




Item 5. Other Events
--------------------

Exhibit 99 hereto is incorporated by reference herein.




Item 7.  Financial Statements and Exhibits
------------------------------------------

(c)  Exhibits

     Exhibit
     Number       Description
     -------      -----------

     99           Press   Release  announcing  non-cash  charge  and  SFAS  71
                  discontinuance.






























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

Form 8-K                                                          Pacific Bell
September 7, 1995





                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.






                                   PACIFIC BELL




September 7, 1995                  By: /s/P.A. Darbee
                                   ---------------------------
                                   P. A. Darbee
                                   Vice President, Chief Financial Officer
                                   & Controller




























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

                                 EXHIBIT INDEX


     Exhibit
     Number    Description
     -------   -----------

     99 Press Release announcing non-cash charge and SFAS 71 discontinuance.
















































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